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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
             (Exact name of registrant as specified in its charter)




      Texas                         333-48659                   73-1537206
   ------------          ------------------------------      ----------------
    (state of                (Commission File Number)         (IRS Employer
  incorporation)                                               I.D. Number)




                           414 East Loop 281, Suite 7
                               Longview, TX 75605
                                  800-522-7841
         ----------------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)





                      4334 Northwest Expressway, Suite 202
                             Oklahoma City, OK 73116
                                  405-840-1585
         ----------------------------------------------------------------
             (Former name or address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Summit Environmental Corporation, Inc. (the "Company") effected a merger on December 2, 1998 with Summit Technologies, Inc. pursuant to approving votes of the shareholders of both corporations. The Company's shareholder vote occurred on November 16, 1998. Summit Technologies, Inc.'s shareholder vote occurred on December 2, 1998.

         For details of the merger, the Company incorporates by reference the Prospectus-Proxy Statement contained in its Amendment No. 5 to Form S-4 Registration Statement filed November 4, 1998 (Commission File 333-48659).

ITEM 7.  EXHIBITS

         The following exhibit is filed as a part of this report.

         Exhibit                              Item

          3.1       -    Articles of Merger of Summit Technologies, Inc.
                         (Terminating Domestic Corporation) and Summit
                         Environmental Corporation, Inc. (Surviving Domestic
                         Corporation)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 1998                  Summit Environmental Corporation, Inc.



                                         By /s/ B. Keith Parker
                                           ------------------------------------
                                           B. Keith Parker, Chief Executive
                                              Officer


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                     SUMMIT ENVIRONMENTAL CORPORATION, INC.

                            EXHIBIT INDEX (FORM 8-K)

                                DECEMBER 2, 1998


         Exhibit                              Item

          3.1       -    Articles of Merger of Summit Technologies, Inc.
                         (Terminating Domestic Corporation) and Summit
                         Environmental Corporation, Inc. (Surviving Domestic
                         Corporation)